Exhibit 32.1

ALST Casino Holdco, LLC

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.  Soohyung Kim is the Chief Executive Officer of ALST Casino Holdco, LLC (the “Company”).

2.  The undersigned certifies to the best of his knowledge:

(A)                The Company’s Form 10-Q for the quarter ended March 31, 2014 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(B)                The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2014

/s/ SOOHYUNG KIM
Soohyung Kim
Manager, Chief Executive Officer and Secretary
(Principal Executive Officer)